UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2018

ECO-STIM ENERGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	36909	20-8203420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	( I.R.S. Employer Identification No.)

2930 W. Sam Houston Pkwy N., Suite 275
Houston, TX	77043
(Address of principal executive offices)	(Zip Code)

281-531-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02	Results of Operations and Financial Condition.

On May 14, 2018, Eco-Stim Energy Solutions, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarterly period ended March 31, 2018. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

The information furnished in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On May 15, 2018, the Company intends to hold a conference call to discuss its results of operations and financial condition for the quarterly period ended March 31, 2018. Information about the call can be found in the Press Release furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Except for any historical information provided, the information contained in this report, the statements made by the Company in the press release furnished herewith as Exhibit 99.1, and the statements made by the Company during the investor conference call are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Company’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the press release or during the investor conference call. Please refer to the “Forward-Looking Statements” section of the press release furnished herewith as Exhibit 99.1 for further discussion about forward-looking statements. For further information on risk factors, please refer to “Risk Factors” contained in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission, as well as in the press release furnished herewith as Exhibit 99.1 hereto. The Company disclaims any obligation or duty to update or modify these forward-looking statements except as required by applicable law.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press Release issued by the Company on May 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO-STIM ENERGY SOLUTIONS, INC.

	By:	/s/ Jon Christopher Boswell
Jon Christopher Boswell
President and Chief Executive Officer

Date: May 15, 2018